GUARANTY AND SURETYSHIP AGREEMENT                 Exhibit 10.5
                           with
                   POWER TO CONFESS JUDGMENT


       In consideration of the extension of credit by PNC BANK, DELAWARE (the "Bank"), with an address at 222 Delaware Avenue, Wilmington,
Delaware 19801 to DOVER DOWNS ENTERTAINMENT, INC.,   (the "Borrower"),
and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, DOVER DOWNS, INC., DOVER DOWNS INTERNATIONAL SPEEDWAY, INC., DOVER DOWNS PROPERTIES, INC., and NASHVILLE SPEEDWAY U.S.A., INC. (individually and collectively, the "Guarantor"), with an address at 1131 N. duPont Highway, Dover, Delaware 19901 hereby guarantees, and becomes surety for, the prompt payment of all types of indebtedness, liabilities and obligations of the Borrower to the Bank of every kind and description, direct or indirect, absolute or contingent, joint or several, whether as drawer, maker, endorser, guarantor, surety, pursuant to letter of credit obligations or otherwise, whether due or to become due, and whether now existing or hereinafter arising or contracted, plus interest thereon, and all costs and expenses incurred by the Bank in the collection thereof (hereinafter collectively referred to as the "Obligations").
If the Borrower defaults in the payment of any such Obligations, the Guarantor will pay the amount due to the Bank.

       1. Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and the Bank shall not be required, as a condition of the liability of the Guarantor, to make any demand upon, or to pursue any of its rights against, the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

       This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full. This Guaranty will extend to and cover any and all amendments, extensions, supplements, substitutions and renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any delay or omission of the Bank in exercising any right or power with respect to any of the Obligations or any guaranty or collateral held by it for any of the Obligations or this Guaranty, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof.

       Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of the Bank to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived.

       The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the liabilities of the Guarantor hereunder, may (a) change the manner, place or terms of payment or performance of or interest rates on, or change or extend the time of payment or performance of, or other terms relating to any of the Obligations;
(b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) deal with any other person with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; and/or (e) substitute, exchange or release any security or guaranty.

       Irrespective of the taking or refraining from taking of any action concerning the Obligations, the obligations of the Guarantor shall remain in full force and effect and shall not be affected, impaired, discharged or released in any manner. The Bank in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the Borrower.

       2. Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank's rights under this Guaranty and will be deemed to have been conditioned upon such payment having become final and irrevocable.

       3. Bankruptcy, etc. It is specifically understood that any modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will not affect, modify, limit or discharge the liability of the Guarantor in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

       4. Events of Default. In the event of the occurrence of any of the following events of default (each an "Event of Default"): (i) any Event of Default (as defined in any of the Obligations) and the lapse of any notice or cure period provided in the Obligations with respect to such Event of Default; (ii) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (iii) [omitted intentionally]; (iv) the failure by the Guarantor to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this Guaranty, then the Guarantor will, on the demand of the Bank, immediately deposit with the Bank in U.S. dollars all amounts due or to become due under the Obligations and the Bank will use such funds to repay the Obligations. Such amounts will be paid by the Guarantor to the Bank without presentment, demand, protest or notice of any kind, which are hereby expressly waived.

       The rights and remedies of the Bank, after the occurrence of any such Event of Default, will include but not be limited to the right of the Bank at any time after such occurrence, without notice, to set off against the Obligations the amount of any or all deposits of the Guarantor with the Bank. In addition, upon any such occurrence, the Bank in its discretion may exercise with respect to the collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code.

       5. Costs. To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including but not limited to reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

       6. Power to Confess Judgment. The Guarantor hereby empowers any attorney of any court of record, after the occurrence of any Event of Default hereunder, to appear for the Guarantor and confess judgment, or a series of judgments, against the Guarantor in favor of the Bank or any holder hereof for the entire principal balance of the Obligations and all accrued interest, together with costs of suit and an attorney's commission of $2,500.00 added as a reasonable attorney's fee, and for doing so this Guaranty or a copy verified by affidavit shall be a sufficient warrant.

       No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Bank shall elect until such time as the Bank shall have received payment in full of the Obligations and costs.

       7. Indemnification. In addition to the Obligations, the Guarantor will indemnify, defend and hold harmless the Bank, its directors, officers, counsel and employees, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and attorneys' fees reasonably incurred), that any such indemnified party may incur arising under or by reason of this Guaranty or any act hereunder or with respect hereto or thereto except as a result of the willful misconduct or negligence of such indemnified party. The provisions of this section and the section captioned "Repayments or Recovery from the Bank" of this Guaranty will survive the termination of this Guaranty.

       8. Notices. All notices, demands, requests, consents or approvals and other communications required or permitted hereunder must be in writing and will be deemed effective upon receipt if delivered personally to such party, sent by U.S. mail, postage prepaid, or sent by nationally recognized overnight courier service, at the address set forth above or to such other address as any party may give to the other in writing for such purpose.

       9. Waiver. No delay or omission on the part of the Bank to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or an acquiescence therein nor will the action or non-action of the Bank in case of such default impair any right or power arising as a result thereof.

       10. Illegality. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       11. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the prior written consent of the Bank and the Bank at any time may assign this Guaranty in whole or in part.

       12. Changes in Writing. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom, will in any event be effective unless the same is in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

       13. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

       14. Gender, etc. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders. If more than one party signs below as the Guarantor, such parties shall be jointly and severally liable hereunder.

       15. Liability of the Bank. The Guarantor hereby agrees that the Bank will not be chargeable for any mistake, act or omission of any employee, accountant, examiner, agent or attorney employed by the Bank (except for the willful misconduct, or gross negligence of any person, corporation, partnership or other entity employed by the Bank) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

       16. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State of Delaware. This Guaranty will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Delaware, except conflict of laws rules. The Guarantor hereby agrees to the jurisdiction of any state or federal court located within the State of Delaware, and consents that all service of process sent by nationally recognized overnight courier service directed to undersigned at the undersigned's address set forth herein for notices and service so made will be deemed to be completed on the date of actual delivery to the Guarantor. Nothing contained herein will prevent the Bank from bringing any action or exercising any rights against any security or against the Borrower individually, or against any property of the Borrower within any other state or nation to enforce any award or judgment obtained in the venue provided above, or such other venue as the Bank chooses. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted hereunder.

       17. NO JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION,
PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY
DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS AND THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

       The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution and sealing hereof with the intent of being
legally bound effective as of                          , 1998.

ATTEST/WITNESS:                                  DOVER DOWNS, INC.

______________________________             By:__________________________(SEAL)
                                              Denis McGlynn
                                              President

______________________________             By:__________________________(SEAL)
                                              Robert M. Comollo
                                              Treasurer

                                           DOVER DOWNS INTERNATIONAL SPEEDWAY,
                                                 INC.

______________________________             By:__________________________(SEAL)
                                              Denis McGlynn
                                              President

______________________________             By:__________________________(SEAL)
                                              Robert M. Comollo
                                              Treasurer

                                           DOVER DOWNS PROPERTIES, INC.

______________________________             By:__________________________(SEAL)
                                              Denis McGlynn
                                              President

______________________________             By:__________________________(SEAL)
                                              Robert M. Comollo
                                              Treasurer

                                           NASHVILLE SPEEDWAY U.S.A., INC.

______________________________             By:__________________________(SEAL)
                                              Denis McGlynn
                                              President

______________________________             By:__________________________(SEAL)
                                              Robert M. Comollo
                                              Treasurer